September 1, 2026

Summary

Prospectus

Victory Small Cap Stock Fund

Fund Shares	Institutional Shares	Class A	Class C	Class R6
USCAX	UISCX	—	—	—

Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated September 1, 2026, and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at VictoryFunds.com.

You also may obtain this information at no cost by calling (800) 235-8396 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

vcm.com

(800) 235-8396

Victory Small Cap Stock Fund Summary

Investment Objective

The Victory Small Cap Stock Fund (the “Fund”) seeks long-term growth of capital.

Fund Fees and Expenses

The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees

(paid directly from your investment)

	Fund	Institutional
	Shares	Shares

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of purchase or sale price)	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees1	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%

Other Expenses	0.30%	0.25%

Total Annual Fund Operating Expenses	1.01%	0.96%

Fee Waiver/Expense Reimbursement2	0.00%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense
Reimbursement2	1.01%	0.94%

1The management fee is comprised of a base fee (which is equal to an annualized rate of 0.75% of the Fund’s average daily net assets) and a performance adjustment. The performance adjustment is calculated separately for each share class on a monthly basis and is added to or subtracted from the base fee depending upon the performance of the respective share classes relative to the Lipper Small-Cap Core Funds Index. Assets and performance are each measured over a rolling 36-month period. The annual adjustment rate ranges from +/- 0-6 basis points (a basis point is 1/100th of a percentage point) of average daily net assets depending on the level of over/under-performance. The performance adjustment reflected in the management fee may differ from the over/under annual adjustment rate due to differences in average net assets for the fiscal reporting period and rolling 36-month performance period. See Organization and Management of the Fund section for a description of the performance adjustment.

2Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as performance fee adjustments, acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 1.10% and 0.98% of the Fund Shares and Institutional Shares, respectively, through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.

Victory Small Cap Stock Fund Summary

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$103	$322	$558	$1,236

Institutional Shares	$ 96	$304	$529	$1,176

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 86% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies with small market capitalizations. This 80% policy may be changed upon at least 60 days’ prior written notice to shareholders. The Fund defines small-cap stocks as those of companies that have a market capitalization equal to or lower than that of the largest market capitalization stock in either the S&P SmallCap 600 Index or the Russell 2000 Index at the time of purchase. Market capitalization of the companies may change with market conditions and with the composition of each index.

Although the Fund invests primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities issued in emerging markets. The Fund employs a multi-manager structure with the underlying managers implementing fundamentally driven security selection investment processes that focus on companies that may exhibit attractive levels of quality, value, and/or growth.

Principal Risks

The Fund’s investments are subject to the following principal risks:

Small-Capitalization Stock Risk – The Fund is subject to small-cap company risk, which is the greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Small-cap companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market in general and, therefore, may involve greater risk than investing in the securities of larger companies.

General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and

Victory Small Cap Stock Fund Summary

markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Securities Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.

Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets, including with respect to tariffs or sanctions, may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.

Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable. The governments of emerging market countries may be more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would.

Large Shareholder Risk – The actions by one large shareholder or multiple shareholders acting simultaneously may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.

Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Victory Small Cap Stock Fund Summary

Investment Performance

The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares’ volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund’s regulatory broad-based securities market index, the Fund’s benchmark indexes, and an index of funds with similar investment objectives. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800)

235-8396.

Calendar Year Returns for Fund Shares

45%
30%			28.98%
				22.24%
18.88%
					18.09%		17.35%
15%	10.13%
									9.24%
								5.42%

0%
-15%		-9.92%

						-19.97%
-30%
2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	33.13%	December 31, 2020
Lowest Quarter	-31.06%	March 31, 2020
Year-to-date return	26.62%	June 30, 2026

Victory Small Cap Stock Fund Summary

Average Annual Total Returns
(For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years
FUND SHARES Before Taxes	9.24%	5.01%	9.03%

FUND SHARES After Taxes on Distributions	7.45%	2.08%	6.01%

FUND SHARES After Taxes on Distributions and Sale of Fund Shares	6.80%	3.30%	6.29%

INSTITUTIONAL SHARES Before Taxes	9.33%	5.09%	9.14%

Indices

Russell 3000® Index
reflects no deduction for fees, expenses, or taxes	17.15%	13.15%	14.29%

Russell 2000® Index
reflects no deduction for fees, expenses, or taxes	12.81%	6.09%	9.62%

S&P SmallCap 600 Index
reflects no deduction for fees, expenses, or taxes	6.02%	7.31%	9.81%

Lipper Small-Cap Core Funds Index
reflects no deduction for taxes	7.14%	7.92%	9.63%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. (“Adviser”) serves as the Fund’s investment Adviser.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser’s RS Investments Value (“RS Value”) and Integrity Asset Management (“Integrity”) investment franchises, its Victory Solutions platform, and Granahan Investment Management, LLC (“GIM”), which has been retained to serve as a subadviser.

Victory Small Cap Stock Fund Summary

Portfolio Management

	Title	Tenure with the Fund
Chief Investment Officer,
Robert J. Harris	RS Value	Since 2020
Joseph Mainelli	Portfolio Manager, RS Value	Since 2020
Daniel G. Bandi	Chief Investment Officer, Integrity	Since 2021
Senior Portfolio Manager,
Daniel J. DeMonica	Integrity	Since 2021
Senior Portfolio Manager,
Adam I. Friedman	Integrity	Since 2021
Joe A. Gilbert	Portfolio Manager, Integrity	Since 2021
J. Bryan Tinsley	Portfolio Manager, Integrity	Since 2021
Michael P. Wayton	Portfolio Manager, Integrity	Since 2021
President, Investment Franchises
Mannik S. Dhillon, CFA, CAIA	& Solutions	Since 2019
Senior Vice President, Managing
Director, and Portfolio Manager,
Andrew L. Beja, CFA	GIM	Since 2012
Chief Investment Officer,
Managing Director, and Portfolio
David M. Rose, CFA	Manager, GIM	Since 2015
Senior Vice President, Managing
Director, and Portfolio Manager,
Jeffrey A. Harrison, CFA	GIM	Since 2015
Senior Vice President and
Richard Watson, CFA	Portfolio Manager, GIM	Since 2021
Vice President and Portfolio
Kelvin Jiang, CFA	Manager/Analyst, GIM	Since 2023

Purchase and Sale of Fund Shares

Investment Minimums	Fund Shares	Institutional Shares
Minimum Initial Investment	$3,000	$1,000,000

Minimum Subsequent Investments	$50	None

You may purchase or sell Fund Shares on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182903, Columbus, OH 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Victory Small Cap Stock Fund Summary

Tax Information

The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA,

401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Victory Funds

P.O. Box 182903

Columbus, OH 43218-2903

98020-0926